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                                                                    Exhibit 99.4

08/99                                                                     Page 1

                     MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                                  SERIES 1995-C
                         CC MASTER CREDIT CARD TRUST II
               (Formerly Chevy Chase Master Credit Card Trust II)

RECEIVABLES

Beginning of the Month Principal Receivables:               $   2,930,005,220.60
Beginning of the Month Finance Charge Receivables:          $     126,388,522.60
Beginning of the Month Discounted Receivables:              $               0.00
Beginning of the Month Total Receivables:                   $   3,056,393,743.20


Removed Principal Receivables:                              $               0.00
Removed Finance Charge Receivables:                         $               0.00
Removed Total Receivables:                                  $               0.00


Additional Principal Receivables:                           $               0.00
Additional Finance Charge Receivables:                      $               0.00
Additional Total Receivables:                               $               0.00


Discounted Receivables Generated this Period:               $               0.00


End of the Month Principal Receivables:                     $   2,927,221,831.62
End of the Month Finance Charge Receivables:                $     123,281,208.34
End of the Month Discounted Receivables:                    $               0.00
End of the Month Total Receivables:                         $   3,050,503,039.96


Special Funding Account Balance                             $               0.00
Aggregate Invested Amount (all Master Trust Series)         $   2,300,000,000.00
End of the Month Transferor Amount                          $     627,221,831.62
End of the Month Transferor Percentage                                    21.43%


DELINQUENCIES AND LOSSES

End of the Month Delinquencies:                                      RECEIVABLES


       30-59 Days Delinquent                                $      68,868,987.28
       60-89 Days Delinquent                                $      50,212,847.69
       90+ Days Delinquent                                  $      98,469,682.87
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08/99                                                                     Page 2

       Total 30+ Days Delinquent                            $     217,551,517.84
       Delinquent Percentage                                               7.13%

Defaulted Accounts During the Month                         $      19,884,369.56
Annualized Default Percentage                                              8.14%

Principal Collections                                             465,776,441.07
Principal Payment Rate                                                    15.90%

Total Payment Rate                                                        16.80%


INVESTED AMOUNTS


       Class A Initial Invested Amount                      $     322,000,000.00
       Class B Initial Invested Amount                      $      28,000,000.00

INITIAL INVESTED AMOUNT                                     $     350,000,000.00

       Class A Invested Amount                              $     368,000,000.00
       Class B Invested Amount                              $      32,000,000.00

INVESTED AMOUNT                                             $     400,000,000.00

FLOATING ALLOCATION PERCENTAGE                                            13.65%
PRINCIPAL ALLOCATION PERCENTAGE                                           13.65%


MONTHLY SERVICING FEE                                       $         500,000.00

INVESTOR DEFAULT AMOUNT                                     $       2,714,594.25


CLASS A AVAILABLE FUNDS--


CLASS A FLOATING PERCENTAGE                                               92.00%

       Class A Finance Charge Collections                   $       6,452,978.27
       Other Amounts                                        $               0.00

TOTAL CLASS A AVAILABLE FUNDS                               $       6,452,978.27
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08/99                                                                     Page 3

       Class A Monthly Interest                             $       1,695,483.33
       Class A Servicing Fee                                $         460,000.00
       Class A Investor Default Amount                      $       2,497,426.71

TOTAL CLASS A EXCESS SPREAD                                 $       1,800,068.23


REQUIRED AMOUNT                                             $               0.00


CLASS B AVAILABLE FUNDS


CLASS B FLOATING PERCENTAGE                                                8.00%

       Class B Finance Charge Collections                   $         561,128.53
       Other Amounts                                        $               0.00

TOTAL CLASS B AVAILABLE FUNDS                               $         561,128.53


       Class B Monthly Interest                             $         150,766.67
       Class B Servicing Fee                                $          40,000.00


TOTAL CLASS B EXCESS SPREAD                                 $         370,361.86


EXCESS SPREAD --


TOTAL EXCESS SPREAD                                         $       2,170,430.09


       Excess Spread Applied to Required Amount             $               0.00

       Excess Spread Applied to Class A Investor            $               0.00
       Charge Offs

       Excess Spread Applied to Class B                     $         217,167.54
       Interest, Servicing Fee and Default
       Amount

       Excess Spread Applied to Reductions of               $               0.00
       Class B Invested Amount
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08/99                                                                     Page 4

       Excess Spread Applied to Monthly Cash                $          27,704.91
       Collateral Fee

       Excess Spread Applied to Cash Collateral             $               0.00
       Account

       Excess Spread Applied to other amounts owed          $               0.00
       Cash Collateral Depositor

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR GROUP I                                                 $       1,925,557.64


EXCESS FINANCE CHARGES COLLECTIONS -- GROUP I --

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL
SERIES IN GROUP I                                           $       5,809,171.11


SERIES 1995-C EXCESS FINANCE CHARGE COLLECTIONS --

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO              $               0.00
SERIES 1995-C

       Excess Finance Charge Collections Applied to         $               0.00
       Required Amount

       Excess Finance Charge Collections Applied to         $               0.00
       Class A Investor Charge Offs

       Excess Finance Charge Collections Applied to         $               0.00
       Class B Interest, Servicing Fee and Default Amounts

       Excess Finance Charge Collections Applied to         $               0.00
       Reductions of Class B Invested Amount

       Excess Finance Charge Collections Applied to         $               0.00
       Monthly Cash Collateral Fee

       Excess Finance Charge Collections Applied to         $               0.00
       Cash Collateral Account

       Excess Finance Charge Collections Applied to         $               0.00
       other amounts owed Cash Collateral Depositor
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08/99                                                                     Page 5

YIELD AND BASE RATE --

       Base Rate (Current Month)                                           7.54%
       Base Rate (Prior Month)                                             7.45%
       Base Rate (Two Months Ago)                                          7.26%

THREE MONTH AVERAGE BASE RATE                                              7.42%

       Portfolio Yield (Current Month)                                    12.90%
       Portfolio Yield (Prior Month)                                       9.95%
       Portfolio Yield (Two Months Ago)                                   13.92%

THREE MONTH AVERAGE PORTFOLIO YIELD                                       12.26%


PRINCIPAL COLLECTIONS --

CLASS A PRINCIPAL PERCENTAGE                                              92.00%

       Class A Principal Collections                        $      58,500,347.21

CLASS B PRINCIPAL PERCENTAGE                                               8.00%

       Class B Principal Collections                        $       5,086,986.73

TOTAL PRINCIPAL COLLECTIONS                                 $      63,587,333.94

REALLOCATED PRINCIPAL COLLECTIONS                           $
                                                            $               0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER           $               0.00
SERIES



CLASS A SCHEDULED AMORTIZATION --

       Controlled Amortization Amount                       $               0.00
       Deficit Controlled Amortization Amount               $               0.00

CONTROLLED DEPOSIT AMOUNT                                   $               0.00
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08/99                                                                     Page 6

CLASS B SCHEDULED AMORTIZATION --

       Controlled Accumulation Amount                       $               0.00
       Deficit Controlled Accumulation Amount               $               0.00

CONTROLLED DEPOSIT AMOUNT                                   $               0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR PRINCIPAL         $      63,587,333.94
SHARING



INVESTOR CHARGE OFFS --


CLASS A INVESTOR CHARGE OFFS                                $               0.00

CLASS B INVESTOR CHARGE OFFS                                $               0.00


PREVIOUS CLASS A CHARGE OFFS REIMBURSED                     $               0.00
PREVIOUS CLASS B CHARGE OFFS REIMBURSED                     $               0.00


CASH COLLATERAL ACCOUNT --


       Required Cash Collateral Amount                      $      52,000,000.00
       Available Cash Collateral Amount                     $      52,000,000.00



TOTAL DRAW AMOUNT                                           $               0.00
CASH COLLATERAL ACCOUNT SURPLUS                             $               0.00


                                             First USA Bank, NA
                                             as Servicer


                                             By: /s/ Tracie Klein
                                                -----------------------------
                                                       Tracie H. Klein
                                                       First Vice President